Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of February 16, 2016, is made by and between Spiral Energy Tech., Inc., a Nevada corporation (“Company”), and the holder of shares of common stock of the Company signatory hereto  (“Holder”).

WHEREAS, the Holder holds such number of shares of common stock of the Company as set forth on Schedule A hereto (such shares, the “Exchange Securities”); and

WHEREAS, prior to the date hereof, Holder purchased from various sellers an additional 600,000 shares of common stock of the Company as reflected in purchase and sale agreements (the “Private Purchases”), which as of the date of such purchases were fully paid and owned by the Holder; and

WHEREAS, prior to the date hereof, Holder subscribed and Company accepted subscription for $100,000 of common stock of the Company (the “2015 Subscription”), which funds were to be held in escrow (the “Escrow”) pending further instructions from Holder as of the date of payment therefore and owned by the Holder as of such date; and

WHEREAS, the Company inadvertently failed to instruct its transfer agent to print and deliver the stock certificates therefor prior to the date hereof, which failure does not affect the beneficial ownership of such shares by Holder and Holder and Company desire to (A) exchange all shares owned by Holder and the Private Purchase shares for shares of Series A Preferred Stock of the Company in such amount as set forth on Schedule A annexed hereto; (B) amend the terms of the 2015 Subscription and release all funds held in Escrow by subscribing for and purchasing 400,000 shares of Series B Preferred Stock of the Company (after giving effect to the recapitalization transaction including the reverse split of the common stock previously described to Holder: (C) provide for the subscription of an additional $50,000 (200,000 shares) of Series B Preferred Stock pursuant to the terms of the Offering thereof made by the Company; and (D) provide for Holder to vote “for” the approval of the matters required in order for the Company to undertake the recapitalization and acquisition of Exactus BioSolutions, Inc., previously described to Holder; and (E) release Company and its affiliates from and against any and all liability, claims and disputes with respect to the foregoing (each of (A) – (E) above, the “Holder Undertakings”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holder, and the Holder desires to exchange with the Company, the Exchange Securities for shares of the Company’s Series A Preferred Stock,

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Holder agree as follows:

1.             Terms of the Exchange. The Company and Holder agree that the Holder will exchange the Exchange Securities and will relinquish any and all other rights he may have under the Exchange Securities in exchange for such number of shares of Series A Preferred Stock (the “Shares”) as set forth on Schedule A, annexed hereto and further agrees to the Holder Undertakings.  Holder agrees to execute and deliver irrevocable subscription agreements for $150,000 of Series B Convertible Securities of the Company (600,000 shares on a post-recapitalization basis), and to instruct the escrow agent presently holding any funds in Escrow to immediately transfer to the Series B Convertible Securities Escrow Agent the balance of any funds from the 2015 Subscription.  Holder shall affix his name to the Shareholder Consent approving the recapitalization and vote “for” all matters related to the acquisition of Exactus BioSolutions, Inc.

2.            Closing. Upon satisfaction of the conditions set forth herein, a closing shall occur at the principal offices of the Company, or such other location as the parties shall mutually agree. At closing, Holder shall deliver certificates representing the Exchange Securities to the Company and the Company shall deliver to such Holder a certificate evidencing the Shares, in the name(s) and amount(s) as indicated on Schedule A annexed hereto.  Upon closing, any and all obligations of the Company to Holder under the Exchange Securities shall be fully satisfied, the certificates evidencing the Exchange Securities shall be cancelled and Holder will have no remaining rights, powers, privileges, remedies or interests under the Exchange Securities.

3.             Further Assurances

Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.             Representations and Warranties of the Holder. The Holder represents and warrants as of the date hereof and as of the closing to the Company as follows:

a.           Authorization; Enforcement. The Holder has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder.  This Agreement has been (or upon delivery will have been) duly executed by the Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.                      Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

c.            Information Regarding Holder.  Holder is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Holder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Holder has the authority and is duly and legally qualified to purchase and own the Shares.  Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

d.           Legend.   The Holder understands that the Shares will be issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

e.           Removal of Legends.   Certificates evidencing the Shares shall not be required to contain the legend set forth in Section 4(d) above or any other legend (i) while a registration statement covering the resale of such Shares is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Shares are eligible to be sold, assigned or transferred under Rule 144 and the Subscriber is not an affiliate of the Company (provided that the Holder provides the Company with reasonable assurances that such Shares are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of the Holder’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Shares may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC).

f.           Restricted Securities.   The Holder understands that: (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Holder, in a form reasonably acceptable to the Company, to the effect that such Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

5.            Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Holder:

a.           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Exchange Documents”) and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors of the Company or the Company’s stockholders in connection therewith, including, without limitation, the issuance of the Shares, have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement and any Other Agreement (as defined herein) have been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.           Issuance of Securities.  The issuance of the Shares is duly authorized and upon issuance shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof.  Upon conversion of the Shares in accordance with the Certificate of Designation, the common shares thereby issued to Holder shall, when issued, be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

6.           Additional Acknowledgments.  The Holder and the Company confirm that the Company has not received any consideration for the transactions contemplated by this Agreement.

7.          Miscellaneous.

a.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

b.           Governing Law; Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by and construed under the laws of the State of Nevada without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c.           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d.           Counterparts/Execution.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

e.           Notices.  Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile, to the respective parties as set forth below, or to such other address as either party may notify the other in writing.

If to the Company, to:	Spiral Energy Tech, Inc. 550 Sylvan Avenue, Suite 101 Englewood Cliffs, NJ 07632 Attention: Chief Executive Officer

 If to Holder, to the address set forth on the signature page of the Holder

f.           Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith.

g.           Entire Agreement; Amendments.  This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties.  This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance.  Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

h.           Headings.  The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

i.           Independent Counsel; Conflict of Interest of Counsel; Release.  Holder and Company acknowledge that the law firm of Sichenzia, Ross, Friedman Ference, LLP (the "Law Firm"), has prepared this Agreement and serves as Escrow Agent for the 2015 Subscription; the Law Firm has represented the Company, Escrow Agent, certain investors in the Company and their respective affiliates in the past and anticipates it may continue to so do;  The Law Firm has prepared this Agreement and related agreements and in such representation conflicts may arise between the interests of the Company, Escrow Agent, and Holder AND HOLDER AND COMPANY HAVE BEEN ADVISED TO RETAIN INDEPENDENT COUNSEL to advise them or it in connection with this Agreement and its investment and dealings with the Company.  The Holder and Company have also been informed and acknowledge that are aware that members of the Firm own and may acquire or possess membership interests for cash and/or for services in the Company and acknowledge and agree that they have been informed that such relationship may raise actual or implied conflicts of interest, that each of Holder and Company hereby waive and any all conflicts of interest, and each such persons have been encouraged to retain independent counsel to review this Agreement and the matters contemplated hereby and does not and will not object to such ownership or raise any such conflict of interest in any action, suit, proceeding or in any other manner whatsoever.

The Holder and Company hereby release and relinquish any claim against the Law Firm or any of its partners, members and/or employees for any claims of conflict of interest arising or purportedly arising from this Agreement, the 2015 Subscription or its amendment or the transactions contemplated herein.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

SPIRAL ENERGY TECH, INC.

By:____________________________________
      Elliot Maza, CEO

HOLDER:  [_________]

By:____________________________________

Address for Notices:
__________________________________________
__________________________________________
__________________________________________
__________________________________________

Address for delivery of Shares:
__________________________________________
__________________________________________
__________________________________________
__________________________________________

SCHEDULE A

Name and Address of Holder	Number of Shares of Common Stock Exchanged	Number of Shares of Series A Preferred Stock to be Issued

R = S-1 Registered (no legend)

Sandor (incl 12/28/15 transfers)	1,342,100	1,100,000